Visteon Actions to Deliver Value

Tim Leuliette

2012 Citi Global Industrials Conference

September 19, 2012

Strictly Private and Confidential

Today We Will

Summarize Visteon at a glance

Provide historic and recent context for today’s presentation Offer a value-creating action plan for each key business and JV Address priorities for uses of cash Discuss lump sum pension actions

Visteon is Sharply Focused on Creating Value for Our Shareholders

Visteon at a Glance

Global auto supplier of climate, electronics and interiors products

Global manufacturing / engineering footprint with emphasis on low-cost regions Strategically positioned to capitalize on emerging market growth Strong balance sheet

2011 Key Financials

(Dollars in Millions) 2011

Adjusted Sales $6,983

Adjusted EBITDA 685

% Margin 9.8%

Debt / EBITDA 0.9x

Headcount 25,650

Key Businesses

Climate Electronics

$4.1 Billion $1.4 Billion

Yanfeng

Interiors Visteon

$1.7 Billion $6.3 Billion

Unconsolidated

Sales

Global, Strategically Positioned in Mature and Emerging Markets, Strong Technology

Visteon: An Asian-Centric Company

Consolidated

South

America

North 6%

America

17%

Asia

Pacific

43%

Europe

34%

Including Non-Consolidated

South

North America

America 3%

10%

Europe

21%

Asia

Pacific

66%

Visteon is an Asian-Centric Company, with European Operations, and Limited North American Presence

Page 4 Note: Represents Q2 2012 YTD.

A Valuable Customer Base

We are Proud of the Customers We Serve and Will Act Only in Their Best Interests

Sales Profile – Six Months YTD 2012

Consolidated Including Non-Consolidated

Electronics

Electronics 15%

18%

Product Climate

Interiors

Line Interiors 60% 47%

22%

Climate

38%

Other

20% Other Hyundai / Kia

Hyundai / Kia 22% 26%

GM 1% 32%

Mazda 2%

JLR 2% JLR 2%

Customer VW 2% Mazda 3%

PSA 5% PSA 4%

Renault / GM 7% Ford

Nissan 9% Ford Renault / 17%

27% Nissan 8% VW 11%

Total Sales $3.4 Billion $6.0 Billion

Historical Context

Three-Year Restructuring

Spin-OffSpin-Off FromFrom Ford Ford 2006-2009

y BecameBecame independent,independent, publicly publicly Exited / addressed 38 non-core /

tradedtraded company company underperforming facilities Ch. 11 Emergence

y $$ 19+19+ billionbillioninin sales sales Focused on core products and Emerged from Ch. 11

y y SignificantSignificant NorthNorth America America enhanced customer and on October 1, 2010 geographic diversification

manufacturingmanufacturing footprintfootprint with with Relisted on NYSE on leasedleased MasterMaster UAWUAW workforce workforce Significant cost reductions January 10, 2011

2000 2005 2006 2007 2008 2009 2010 2011 2012

ACH Transaction Ch. 11 Reorganization Asset Optimization

23 North America facilities Filed for Ch. 11 protection Sold Lighting business returned to Ford, including in the U.S. on May 28, 2009 Sold NA headquarters

UAW workforce and related Facility restructurings, Closed Cadiz facility legacy liabilities legacy liability and debt Announced intention to

Ford support for further reductions sell Interiors business

restructuring to improve the Delisted from NYSE on 2011 adjusted sales of business March 6, 2009 $7.0 billion

Several Significant and Transformational Actions

Strategic Cornerstones

Base strategic decisions on “industrial logic” and a realistic assessment of strengths and weaknesses

– No smaller than #3 in relevant market presence

– Core strengths must include technology or “know-how” leverage

Provide customers with well financed, international-capable businesses with exciting products

– Financial performance must support R&D and capex investment

– Must have presence where customers want to be

– Capable of weathering economic challenges – being a predator, not prey

Share price performance is an outcome of optimal strategic decisions and robust execution

– Lean, fast, hungry and global

– Focused, minimal overhead with strong leadership

Focused on Continued Strategy of Optimizing Visteon’s Business Portfolio to Maximize Shareholder Value

Visteon: The Plan

Visteon

Visteon

70% HCC ← 100% Visteon Climate

- Contribute Visteon Climate to HCC for cash
  - Establishes "New Halla-Visteon Climate Group" (HVCG) as single consolidated Climate entity with leadership of all global Climate operations
  - Consolidation of these two operations into one has been a major customer demand
  - Headquartered in Korea with global customer presence and Korean leadership supported by international management team
  - Visteon is equity holder (70%) in HVCG
- Transfer limited SG&A and operating resources to make business globally self-capable
- Target transaction completion during Q1 2013

100% Visteon Interiors

- Remains non-core
- Continue to pursue options
- Interiors will be exited at a time when value objectives are met

100% Visteon Electronics

40% YFV Electronics

Electronics

- #5 global market position
- Significant integration and technology synergies with YFVE
- Focused on optimizing global scale and ownership

50% Yanfeng Visteon

60%

Yanfeng Visteon

- YFV and affiliated Yanfeng Visteon Electronics represent a dynamic marriage of global presence with Asian-centric power, low-cost operations and technological prowess
- Core YFV business is Interiors, which Visteon is exiting
- Need to monetize at right value at right time

Corporate Rightsizing

- Minimal footprint
- Staff businesses with lean and only "necessary" support

Rothschild and Goldman Sachs Engaged by Visteon to Pursue Strategic Options to Enhance Customer, Partner and Shareholder Value

Page 9

Halla-Visteon Climate Group – The Gold Standard

Clear #2 global Climate player, with 13% market share

Customer-focused solutions provider with worldwide presence Leading product and technology portfolio One of only two “full-line” suppliers Low-cost, Asian-centric manufacturing footprint Strong balance sheet and cash flow profile Significant three-year backlog Gaining share in a growing market

A World-Class Climate Organization

Benefits to Halla Climate

Creates #2 global Climate player, with headquarters in Korea Geographic expansion Customer diversification

Combines two financially attractive platforms to make Halla-Visteon a premier global climate company

Earnings accretive

Broader manufacturing footprint

Maintains a strong / conservative balance sheet

Halla-Visteon well positioned for consolidation opportunities in climate sector

Opportunity for operational improvement and synergies

Combination of Operationally Linked Businesses Under HCC Leadership

Benefits to Visteon

Achieves long-term objective of consolidating Visteon’s Climate operations

Aligns Halla and Visteon’s climate businesses’ operating structures Better serves global customer base Most viable path to merging climate businesses Increases corporate liquidity Enhances strategic and operational flexibility for climate segment Opportunity to realize intrinsic value for wholly owned assets Ownership “optionality”

Value Enhancing for Visteon Shareholders

Climate Product Line

Product Line Overview

2011 Sales $4.1 billion (8.9% Margin)

EBITDA Margin

Global Mkt #2 (13% Share)

Position

Headcount 12,700

Consolidated 30

Mfg Facilities

Unconsolidated 5

2011 Consolidated Sales Breakdown

By Customer By Region

SA

Other NA 2%

21% 17%

Mazda1%

VW 1% Hyundai /

Chrysler 1% Kia

Suzuki 1% 51% AP

EU 56%

25%

Ford

24%

Key Products and Market Positions

Go Forward Plan

Business Focus y Drive leading, innovative and world-class products and technologies for customers y Accelerate Visteon / Halla integration y Significant backlog launching over next three years

Strategic Focus y Contribute Visteon Climate business to Halla y Leverage powerful #2 market position

#2 in the World, Poised for Future Growth

Page 13 Note: EBITDA margin based on Adjusted EBITDA (excluding equity in affiliates and non-controlling interests).

Interiors Product Line

Product Line Overview

2011 Sales $1.7 billion (ex. Duckyang)

EBITDA Margin (4.9% Margin)

Global Mkt #2 (12% Share)

Position

Headcount 6,750

Consolidated 27

Mfg Facilities

Unconsolidated 26

2011 Consolidated Sales Breakdown

By Customer By Region

Other

AP

14% Nissan /

GM Renault 18%

3% 30%

VW

5%

SA

21% EU

PSA 61%

24% Ford

24%

Key Products and Market Positions

Go Forward Plan

Business Focus

New leadership in place to drive change

Maintain investment to drive continued long-term

technological offerings for customers

Capitalize on strong positions in Asia

Strategic Focus

Sale or alternative strategic placement of

consolidated business

Currently Evaluating All Opportunities for Interiors Business

Page 14 Note: EBITDA margin based on Adjusted EBITDA (excluding equity in affiliates and non-controlling interests).

Electronics Product Line

Product Line Overview

2011 Sales $1.4 billion (7.8% Margin)

EBITDA Margin

Global Mkt #5 (7% Share)

Position

Headcount 6,250

Consolidated 11

Mfg Facilities

Unconsolidated 8

2011 Consolidated Sales Breakdown

By Customer By Region

SA

Other 6%

22% AP

17%

Ford

Mitsubishi 43% EU

4% 47%

JLR 4%

Mazda 6%

Nissan / Renault NA

7% Tier 1—Ford 30%

14%

Key Products and Market Positions

Instrument Clusters

OEM Audio Head Units

Electronic Climate Controls

Go Forward Plan

Business Focus

Continue to provide innovative solutions and

technologies for customers

Maintain disciplined investments in business

Strategic Focus

Optimize global scale and ownership to create

the most value for Visteon customers and

shareholders

Address Electronics’ Strategy and Global Position

Page 15 Note: EBITDA margin based on Adjusted EBITDA (excluding equity in affiliates and non-controlling interests).

Yanfeng Visteon

Overview y 50% / 50% joint venture between Visteon / HASCO (SAIC) in China

??Established in 1994

??Unconsolidated affiliate for Visteon y Pre-eminent auto supplier in China with five primary businesses

– Interiors, Seating, Electronics, Exteriors and Safety y SVW, SGM and SAIC represent about 65% of sales; export 7% y 91 facilities and 29,000 employees y 2011 consolidated PRC GAAP revenues of $6.3 billion

??30% sales CAGR since 2000

YFV Business Structure

Huayu

Visteon 50% 50% Automotive

Corporation Systems Co. Ltd

(HASCO)

100% 60% 50% 50% 50%

YFV YFV YFJC YFPO YFKSS

Interiors (1) Electronics Seating Exterior Key Safety

VC Ownership %

Indirect 50% 30% 25% 25% 25%

Direct Varied 40% — — —

Effective 50% 70% 25% 25% 25%

Total YFV Group 2011 Customer Mix

Other 9%

Ford 5% SVW

34%

Japan / Korea OEMs 7%

Concentration

Export & Overseas 7% with Key

Other China OEMs 6% China OEMs

SAIC 4%

SGM 28%

Valuable Asset with Robust Growth Profile –Monetize Over Time and at the Right Value

Page 16 (1) Eleven operating companies with various ownership percentages.

Uses of Visteon Cash

Increase strong market positions / competitive advantages by continuing to drive innovation and quality Strict focus on disciplined R&D and capex investments that meet necessary return thresholds

Meet pension, debt and other obligations

Maintain / improve current leverage profile and credit rating

Share buyback

Debt reduction

Invest in Business

Mandatory Obligations

Shareholder Returns

Visteon Will Use Cash to Invest in the Business, Meet Mandatory Obligations and Return Capital to Shareholders

Visteon Announces Defined Benefit Lump Sum Offer

On September 19, 2012, Visteon announced a lump sum buyout option to most of their U.S. deferred vested defined benefit plan participants

– Represents nearly 10,000 of the 20,000 total U.S. plan participants

– To be funded with pension plan assets

This program will reduce Visteon risk and volatility as well as administrative costs associated with the U.S. defined benefit plan

Eligible participants will be given an option to select a lump sum payout or to maintain their existing benefit

Election Window scheduled from October 1 to November 9, 2012

A one-time, non-cash year-end P&L charge will result from the buyout

– Total charge will depend upon participation rate, value of assets and discount rate at year end

Lump Sum Settlements Provide Opportunity for Visteon to Significantly Reduce Liabilities and Administrative Costs at Current Interest Rate Levels

Defining Success Milestones

Contribute Climate business to Halla, create HVCG – a global climate powerhouse

Provide Visteon shareholders “optionality” in HVCG ownership

Sell Interiors business

Address Electronics’ strategy and global position

Monetize YFV, over time…and at right value

Rightsize corporate functions in response to actions above

Appendix

Strictly Private and Confidential

Forward-Looking Information

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements,

including, but not limited to, Our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;

Our ability to satisfy pension and other post-employment benefit obligations;

Our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis;

Conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford’s and Hyundai-Kia’s vehicle production volumes, (ii) the financial condition of our customers or suppliers and the effects of any restructuring or reorganization plans that may be undertaken by our customers or suppliers or work stoppages at our customers or suppliers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;

New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates;

General economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations;

Increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and

Those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2011).

Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update.

Use of Non-GAAP Financial Information

Because not all companies use identical calculations, Adjusted Sales and Adjusted EBITDA used throughout this presentation may not be comparable to other similarly titled measures of other companies. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Reconciliation of Non-GAAP Financial Information

Adjusted Sales

2011 2012

(Dollars in Millions) Full Year 1st Qtr 2nd Qtr

Net sales, products (incl. discontinued operations) $8,047 $1,856 $1,819

Less: Discontinued operations 515 139 126

Net sales, products $7,532 $1,717 $1,693

Less: Duckyang sales 549 — -

Adjusted sales $6,983 $1,717 $1,693

The Company defines Adjusted Sales as net product sales, adjusted to exclude Duckyang sales.

Adjusted EBITDA

2011 2012

(Dollars in Millions) Full Year 1st Qtr 2nd Qtr

Net Income (loss) attributable to Visteon $80 ($29) $75

Interest expense, net 27 9 6

Loss on debt extinguishment 24 — -

Provision for income taxes 127 27 42

Depreciation and amortization 295 64 67

Restructuring and other (income), expense net 11 63 11

Equity investment gain —— (63)

Other non-recurring costs, net 30 5 2

Discontinued operations, net 91 11 11

Adjusted EBITDA $685 $150 $151

The Company defines Adjusted EBITDA as net income (loss) attributable to Visteon, plus net interest expense, provision for income taxes and depreciation and amortization, as further adjusted to eliminate the impact of asset impairments, gains or losses on divestitures, net restructuring expenses and other reimbursable costs, certain non-recurring employee charges and benefits, reorganization items, and other non-operating gains and losses.

Reconciliation of Climate Financial Information

Climate

2011 2012

(Dollars in Millions) Full Year 1st Qtr 2nd Qtr

Product Sales $4,053 $1,023 $1,065

Gross Margin $351 $89 $81

Employee Severance and Other (3) — (1)

Adjusted Gross Margin $354 $89 $82

% of Adjusted Sales 8.7% 8.7% 7.7%

SG&A

Product Line Specific and Allocated SG&A (190) (47) (46)

Employee Severance and Other 3 1 -

Adjusted SG&A ($187) ($46) ($46)

Adjusted EBITDA

Adjusted Gross Margin $354 $89 $82

Adjusted SG&A (187) (46) (46)

Exclude D&A 194 43 47

Adjusted EBITDA (excl. Equity in Affil., NCI) $361 $86 $83

% of Adjusted Sales 8.9% 8.4% 7.8%

Equity in Affiliates 3 1 1

Non-Controlling Interests (64) (16) (9)

Adjusted EBITDA $300 $71 $75

Reconciliation of Interiors Financial Information

Interiors

2011 2012

(Dollars in Millions) Full Year 1st Qtr 2nd Qtr

Product Sales $2,285 $400 $357

Less: Duckyang Sales 589 — -

Adjusted Sales $1,696 $400 $357

Gross Margin $139 $18 $17

Duckyang Gross Margin 8 — -

Employee Severance and Other (2) — (1)

Adjusted Gross Margin $133 $18 $18

% of Adjusted Sales 7.8% 4.5% 5.0%

SG&A

Product Line Specific and Allocated SG&A (95) (20) (18)

Duckyang SG&A 5 — -

Employee Severance and Other 1 — -

Adjusted SG&A ($89) ($20) ($18)

D&A 41 8 8

Duckyang D&A 2 — -

Adjusted D&A $39 $8 $8

Adjusted EBITDA

Adjusted Gross Margin $133 $18 $18

Adjusted SG&A (89) (20) (18)

Adjusted D&A 39 8 8

Adjusted EBITDA (excl. Equity in Affil., NCI) $83 $6 $8

% of Adjusted Sales 4.9% 1.5% 2.2%

Duckyang EBITDA 5 — -

Equity in Affiliates, ex. equity investment gain 143 38 35

Non-Controlling Interests (7) (1) -

Adjusted EBITDA $224 $43 $43

Reconciliation of Electronics Financial Information

Electronics

2011 2012

(Dollars in Millions) Full Year 1st Qtr 2nd Qtr

Product Sales $1,367 $322 $299

Gross Margin $128 $27 $30

Employee Severance and Other (20) (4) -

Adjusted Gross Margin $148 $31 $30

% of Adjusted Sales 10.8% 9.6% 10.0%

SG&A

Product Line Specific and Allocated SG&A (87) (21) (19)

Employee Severance and Other 1 — -

Adjusted SG&A ($86) ($21) ($19)

Adjusted EBITDA

Adjusted Gross Margin $148 $31 $30

Adjusted SG&A (86) (21) (19)

Exclude D&A 45 10 8

Adjusted EBITDA (excl. Equity in Affil., NCI) $107 $20 $19

% of Adjusted Sales 7.8% 6.2% 6.4%

Equity in Affiliates 22 3 4

Non-Controlling Interests (3) (1) -

Adjusted EBITDA $126 $22 $23

Visteon